LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage Advisory

Supplement dated June 10, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract discusses the addition of the Guarantee of Principal, an optional death benefit rider available under your Contract.  This change applies only to new Contracts purchased on and after June 17, 2024. All other provisions in your prospectus remain unchanged, and the changes discussed in this supplement do not impact existing Contractowners.

OVERVIEW

The Guarantee of Principal Death Benefit is a Death Benefit available on new Contracts that pays a Death Benefit to your Beneficiary upon death.  It provides a Death Benefit equal to the greater of Contract Value or of all Purchase Payments, adjusted for withdrawals.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified sections of your prospectus.

Important Information You Should Consider About Your Contract – Fees and Expenses.  The minimum annual fee stated in the Minimum and Maximum Annual Fee Table is changed from 0.40% to 0.25%. As such, the following line item replaces the current line item beginning June 17, 2024.

	Minimum	Maximum
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.25%	1.40%

Fee Tables – Annual Contract Expenses. The following entry is added to the Annual Contract Expenses Table under Optional Benefit Expenses and will apply to new Contracts purchased on and after June 17, 2024.

All Share Classes
Guarantee of Principal Death Benefit-*
Guaranteed Maximum Annual Charge…………………………	1.40%
Current Annual Charge……………………………………………	0.25%
*For all Contracts purchased after June 17, 2024, we will deduct this charge from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider effective date.  See the Charges and Other Deductions section below for a discussion of how the charges are calculated.

Benefits Available Under the Contract –The following entry is added to the Benefits Available Under the Contract table under Optional Benefits – Available for Election:

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) all Purchase Payments, adjusted for withdrawals	1.40%	• Not available if age 86 or older at the time issuance. • Withdrawals could significantly reduce the benefit. • Additional Purchase Payments may be subject to restrictions.

Please keep this supplement for future reference.